UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2024

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) providing an update regarding the issue of documentation in respect of the proposed transaction between MiX Telematics Limited and PowerFleet. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX Telematics Limited transaction update regarding the issue of documentation in respect of the proposed transaction between MiX Telematics Limited and PowerFleet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: January 30, 2024

MIX TELEMATICS LIMITED (Incorporated in the South Africa) (Registration number 1995/013858/06) JSE share code: MIX ISIN: ZAE000125316 NYSE share code: MIXT (“MiX Telematics” or “the Company”)	POWERFLEET, INC. (Incorporated in the State of Delaware, USA) Nasdaq share code: PWFL ISIN: US73931J1097 (“PowerFleet”)

TRANSACTION UPDATE AND ISSUE OF DOCUMENTATION IN RESPECT OF PROPOSED TRANSACTION BETWEEN MiX TELEMATICS AND POWERFLEET

Unless otherwise indicated, capitalised words and terms contained in this announcement shall bear the same meanings ascribed thereto in the joint firm intention announcement published by MiX and PowerFleet on SENS on 10 October 2023.

POSTING OF SCHEME CIRCULAR AND NOTICE OF SCHEME MEETING, POWERFLEET PROSPECTUS AND REGISTRATION STATEMENT

Shareholders are referred to the joint firm intention announcement released on SENS by MiX Telematics and PowerFleet on 10 October 2023 and the update regarding the issue of documentation announcement released on SENS on 22 November 2023 relating to the Proposed Transaction.

MiX Telematics will distribute the Scheme Circular in respect of the Scheme and the PowerFleet Prospectus in respect of the PowerFleet Listing to MiX Telematics’ shareholders today, Tuesday, 30 January 2024.

The Scheme Circular incorporates a notice of scheme meeting convened for the purposes of approving the resolutions required to implement the Scheme. MiX Telematics and PowerFleet have satisfied all relevant regulatory requirements (in both South Africa and the U.S.) in order to proceed with shareholder meetings in respect of the Proposed Transaction. A scheme meeting of shareholders will be held at 2:30 p.m. South African Standard Time (“SAST”) on Wednesday, 28 February 2024 and will be held entirely by way of electronic communication, for the purpose of considering and, if deemed fit, passing with or without modification the resolutions required to be approved by shareholders in order to authorise and implement the Scheme.

The PowerFleet Prospectus is prepared and issued in accordance with the Companies Act, 71 of 2008, the Companies Regulations, 2011 and the JSE Listings Requirements for the purpose of providing statutorily required information about PowerFleet to MiX Telematics shareholders following the implementation of the Scheme, the termination of listing of all the MiX Telematics shares from the Main Board of the JSE pursuant to the Scheme and the simultaneous secondary inward listing of PowerFleet on the Main Board of the JSE as further detailed the PowerFleet Prospectus. An abridged version of the PowerFleet Prospectus has been released on SENS on Tuesday, 30 January 2024.

In connection with the Proposed Transaction, PowerFleet has filed, and the U.S. Securities and Exchange Commission (the “SEC”) declared effective on 24 January 2024, a Registration Statement on Form S-4, which includes a joint proxy statement of the Company and PowerFleet and a U.S. prospectus of PowerFleet. The Company and PowerFleet commenced the mailing of the joint proxy statement/U.S. prospectus on 29 January 2024. Each of the Company and PowerFleet may also file other relevant documents with the SEC regarding the Proposed Transaction. Any holder of MiX Telematics ordinary shares through an intermediary such as a broker/dealer or clearing agency or MiX Telematics ADSs should consult with their intermediary or The Bank of New York Mellon, the depositary for the MiX Telematics ADSs, as applicable, about how to obtain information on the Company’s shareholder meeting.

PowerFleet will convene a meeting of PowerFleet shareholders at 10:00 a.m. Eastern Time (5:00 p.m. SAST) on Wednesday, 28 February 2024 in order to obtain the approval of its shareholders to implement the Proposed Transaction, including shareholder approval to increase the number of authorised PowerFleet shares to enable PowerFleet to settle the Scheme Consideration.

The Scheme Circular, the PowerFleet Prospectus and the Registration Statement are available on the MiX Telematics’ website (https://investor.mixtelematics.com/overview/default.aspx) and may be requested from MiX Telematics by emailing company.secretary@mixtelematics.com or the sponsor, Java Capital, at sponsor@javacapital.co.za.

OPINIONS AND RECOMMENDATIONS OF THE INDEPENDENT BOARD

The Independent Board of MiX Telematics, comprising Fikile Futwa, Richard Bruyns and Charmel Flemming appointed BDO to provide the Independent Board with its opinion as to whether the terms of the Scheme are fair and reasonable to MiX Telematics shareholders, in accordance with the requirements of Chapter 5 of the Companies Regulations, 2011.

BDO has delivered to the Independent Board its opinion that, as at the date of issue of its opinion, the Scheme is fair and reasonable to MiX Telematics shareholders. The Independent Board, having considered the terms of the Scheme and, inter alia, the opinion of BDO, is of the view that the Scheme is fair and reasonable to MiX Telematics shareholders.

SALIENT DATES AND TIMES

The salient dates and times relating to the Scheme and its implementation are set out below:

2024
Notice record date to determine which MiX Telematics shareholders and ADS holders are entitled to receive the Scheme Circular and the PowerFleet Prospectus	Friday, 19 January
Scheme Circular together with the accompanying notice convening the scheme meeting, form of proxy and form of surrender and transfer distributed to MiX Telematics shareholders on	Tuesday, 30 January

Announcement relating to the abridged PowerFleet Prospectus published on SENS on	Tuesday, 30 January

Announcement relating to the issue of the Scheme Circular (together with the notice of the scheme meeting) and the PowerFleet Prospectus published in the press on	Wednesday, 31 January

Announcement relating to the abridged PowerFleet Prospectus published in the press on	Wednesday, 31 January

Last date to trade in MiX Telematics shares on the JSE in order to be recorded on the register to vote at the scheme meeting on (“voting LDT”)	Tuesday, 20 February

Record date to be eligible to vote at the scheme meeting, being the voting record date, by the close of trade on (“voting record date”)	Friday, 23 February

Last date and time to lodge forms of proxy in respect of the scheme meeting with the transfer secretaries by 2:30 p.m SAST on (alternatively, the form of proxy may be provided to the chairperson of the scheme meeting at any time prior to the commencement of the scheme meeting or prior to voting on any resolution to be proposed at the scheme meeting)	Monday, 26 February

Last date and time for MiX Telematics shareholders to give notice of their objections to the scheme resolutions in terms of section 164 of the Companies Act by no later than 2:30 p.m SAST on	Wednesday, 28 February

Scheme meeting held at 2:30 p.m SAST on	Wednesday, 28 February

Results of the scheme meeting published on SENS on	Wednesday, 28 February

Results of the scheme meeting published in the press on	Thursday, 29 February

Assuming that the scheme is approved and no court approval or review of the scheme in terms of section 115(3) of the Companies Act is required and that the scheme meeting is the second to last of the condition precedent to be fulfilled, the salient dates are as follows:

Last day for MiX Telematics shareholders who voted against the Scheme to require MiX Telematics to seek court approval for the Scheme in terms of section 115(3)(a) of the Companies Act, if at least 15% of the total votes of MiX Telematics shareholders at the scheme meeting were exercised against the Scheme	Wednesday, 6 March

Last day for MiX Telematics shareholders who voted against the Scheme to apply for a court to review the Scheme in terms of section 115(3)(b) of the Companies Act if less than 15% of the total votes of MiX Telematics shareholders at the scheme meeting were exercised against the Scheme	Wednesday, 13 March

Last date for MiX Telematics to send notice of adoption of the Scheme Resolutions in terms of section 164(4) of the Companies Act to MiX Telematics shareholders who provided written notice of objection of and subsequently voted against the Scheme Resolutions, on	Wednesday, 13 March

TRP compliance certificate issued in terms of section 121(b) of the Companies Act, expected on or about	Friday, 15 March

Assuming the scheme is unconditional, the salient dates are as follows:

Finalisation date expected to be on	Friday, 15 March

Finalisation announcement expected to be published on SENS by 11:00 a.m. SAST on	Friday, 15 March

Finalisation announcement expected to be published in the press on	Monday, 18 March

Expected last day to trade in MiX Telematics shares on the JSE in order to be recorded on the register on the scheme record date to receive the Scheme Consideration on (“scheme LDT”)	Monday, 25 March

Expected date of the suspension of listing of MiX Telematics shares on the JSE at the commencement of trade on	Tuesday, 26 March

Expected date of admission of listing as a secondary inward listing of PowerFleet shares on the Main Board of the JSE with ISIN US73931J1097, alpha code: PWR and short name “Power” with effect from the commencement of business at 9:00 a.m. SAST on	Tuesday, 26 March

Announcement released on SENS in respect of any cash payment applicable to any fractional entitlement to a scheme consideration share by 11:00 a.m. SAST	Wednesday, 27 March

Expected scheme record date	Thursday, 28 March

Expected Scheme Implementation Date on	Tuesday, 2 April

Scheme participants who are dematerialised shareholders expected to have their accounts held at their broker or CSDP credited with the Scheme Consideration on the scheme record date, on	Tuesday, 2 April

Scheme participants who are certificated shareholders and who deliver a form of surrender and transfer and documents of title so as to be received by the transfer secretaries on or before 12:00 p.m. SAST on the scheme record date, expected to have their accounts held at their broker or CSDP credited with the Scheme Consideration, on	Tuesday, 2 April

Scheme participants who are issuer nominee shareholders expected to have their Scheme Consideration credited to the account of Computershare Nominees, on	Tuesday, 2 April

Expected date of the termination of listing of MiX Telematics shares on the JSE at the commencement of trade on	Wednesday, 3 April

Notes:
1.The dates and times set out in the Scheme Circular and the PowerFleet Prospectus are subject to change, with the approval of the JSE and the TRP, if required. Any change in the dates and times will be published on SENS and in the press.
2.The dates and times are expected dates and times and have been determined based on certain assumptions regarding the date by which conditions precedent will be fulfilled or waived including the date by when certain regulatory approvals will be obtained.
3.All times given in the Scheme Circular are in SAST, unless otherwise stated.
4.Shareholders should note that, since trades in MiX Telematics shares are settled by way of the electronic settlement system used by Strate, settlement will take place 3 (three) business days after the date of a trade. Therefore, persons who acquire MiX Telematics shares after the voting LDT, namely, Tuesday, 20 February 2024, will not be entitled to attend, participate in or vote at the scheme meeting, but may nevertheless if the Scheme becomes operative, participate in the Scheme, provided that they acquire MiX Telematics shares on or prior to the scheme LDT, namely, Monday, 25 March 2024.
5.No dematerialisation or rematerialisation of MiX Telematics shares may take place:
a.on or after the business day following the voting LDT up to and including the voting record date for shareholders; and
b.on or after the business day following the scheme LDT.
6.No removals between the ADS register administered by BNYM and the share register administered by Computershare Investor Services Proprietary Limited (“Transfer Secretaries”), shall be permitted after the scheme LDT.
7.No removals between the PowerFleet share register maintained in South Africa by the Transfer Secretaries and the PowerFleet share registers maintained for trading on Nasdaq Stock Exchange and Tel Aviv Stock Exchange shall be permitted from Tuesday, 26 March 2024 until Wednesday, 3 April 2024.
8.Dematerialised shareholders, other than those with “own-name” registration, must provide their broker or CSDP with their instructions for voting at the scheme meeting by the cut-off date and time stipulated by their broker or CSDP in terms of their respective custody agreements.
9.Any form of proxy not delivered to the Transfer Secretaries by the stipulated date and time may be delivered to the chairperson of the scheme meeting before such MiX Telematics shareholder’s voting rights are exercised at the scheme meeting.
10.If the scheme meeting is adjourned or postponed, the forms of proxy submitted for the initial scheme meeting will remain valid in respect of any adjournment or postponement of the scheme meeting.
11.Shareholders who wish to exercise their appraisal rights are referred to Annexure 4 to the Scheme Circular.
12.The dates pertaining to the Scheme have been determined on the assumption that all Scheme Conditions will be fulfilled or waived by Friday, 15 March 2024 and that shareholders will not exercise their rights in terms of section 115(3) of the Companies Act. The actual dates will be confirmed in the finalisation announcement if the Scheme becomes unconditional.
FOREIGN SHAREHOLDERS
Participation in, and implementation of, the Proposed Transaction may be affected by the laws of the relevant jurisdiction applicable to a foreign shareholder. It is the responsibility of a foreign shareholder (including nominees, agents and trustees for such foreign shareholder) to ensure that the Scheme Consideration is not issued to such foreign shareholder without the observance of the laws and regulatory requirements of the relevant jurisdiction, in connection with the Proposed Transaction, including the process of obtaining any governmental, exchange control or other consents, the making of any filings which may be required, the compliance with other necessary formalities and the payment of any transfer or other taxes or other requisite payments due in such jurisdiction and, if required, to satisfy PowerFleet that all relevant formalities have been complied with or that there is an applicable exemption under the laws and regulatory requirements of the relevant jurisdiction.
RESPONSIBILITY STATEMENT
The Independent Board and the MiX Telematics board (to the extent that the information relates to MiX Telematics) collectively and individually accept responsibility for the information contained in this announcement and certify that, to the best of their knowledge and belief, the information contained in this announcement relating to MiX Telematics is true and this announcement does not omit anything that is likely to affect the importance of such information.

The board of directors of PowerFleet (to the extent that the information relates to PowerFleet) collectively and individually accept responsibility for the information contained in this announcement and certify that to the best of their knowledge and belief, the information contained in this announcement relating to PowerFleet is true and this announcement does not omit anything that is likely to affect the importance of such information.

30 January 2024

Corporate advisor and sponsor to MiX Telematics

U.S. legal advisors to MiX Telematics

U.S. financial advisor to MiX Telematics

U.S. legal advisors to PowerFleet

SA legal advisors to PowerFleet